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                                                                Exhibit 10(x)(1)

                       ASSIGNMENT AND ASSUMPTION AGREEMENT

         This ASSIGNMENT AND ASSUMPTION AGREEMENT ("ASSIGNMENT"), effective on April 1, 2004 ("EFFECTIVE DATE"), is executed by INNOVATIVE DEVELOPMENT ENTERPRISES, INC., a California corporation ("ASSIGNOR"), ASHWORTH EDC, LLC, a Delaware limited liability company ("ASSIGNEE") and ASHWORTH, INC., a Delaware corporation ("ORIGINAL Buyer"), with reference to the following facts:

RECITALS

         A. Pursuant to a Real Estate Purchase and Sale Agreement and Joint Escrow Instructions ("PURCHASE AGREEMENT") dated October 25, 2002, Original Buyer, contracted to purchase certain real property ("PROPERTY") owned by Assignor, located in the City of Oceanside, County of San Diego, State of California, more particularly described in the Legal Description annexed as EXHIBIT "A" to this Assignment.

         B. Original Buyer has assigned to Assignee all of Original Buyer's rights under and in accordance with the Purchase Agreement and Assignee has assumed of the obligations of the Original Buyer under the Purchase Agreement.

         C. As a condition to such purchase, Assignor has agreed to transfer and assign Assignor's interest in certain plans and specifications, warranties and guarantees, and governmental permits and approvals relating to the Property.

         NOW, THEREFORE, in consideration of the mutual covenants set forth in the Purchase Agreement, and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

         1. Assignment. Assignor hereby assigns and transfers, to the extent of Assignor's assignable interest, to Assignee, as of the Effective Date and Assignee hereby assumes, as of the Effective Date, any and all obligations of Assignor to be performed after the Effective Date, with respect to:

                  (a) All of Assignor's right, title and interest in and to the permits, entitlements, rights and approvals issued by the City of Oceanside ("CITY") and any other governmental authorities in connection with the construction, operation and use of the Property and all improvements thereon;

                  (b) All of Assignor's right, title and interest in and to all plans and specifications relating to the Improvements (as defined in the Purchase Agreement) and, on a non-exclusive basis with Assignor reserving rights therein to the extent necessary for Assignor to perform its warranty obligations under the Purchase Agreement, all warranties and guarantees provided under the terms of any contract or subcontract for construction of all or any portion of the Improvements; provided, however, such assignment does not include any claims or demands that Assignor may have arising on account of a default under any such warranties and/or guaranties prior to the Effective Date, or any rights of Assignor to indemnification from the person(s) issuing warranties or guaranties arising prior to the Effective Date";

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                  (c)      All of Assignor's right, title and interest in and to
all soils tests, appraisals, engineering reports and similar materials relating to any or all of the Property; and

                  (d) All of Assignor's right, if any, to enforce any assignable warranties of Ivey Ranch Development Company, LLC under that certain Purchase Agreement and Escrow Instructions dated October 25, 2002 between Assignor and Ivey Ranch Development Company, LLC, pursuant to which Assignor purchased the land included in the Property being conveyed to Assignee; this assignment is being made pursuant to Section 13.7(e) of the Purchase Agreement and such assignment being without representation or warranty by Assignor.

         2. Effective Date of Assignment. The Assignment shall take effect on the Effective Date set forth above, which is the date of recordation of the Grant Deed conveying the Property from Assignor to Assignee.

         3.       General Provisions.

                  (a) Attorneys' Fees. In the event of any legal action or proceeding between the parties in connection with this Assignment, the prevailing party shall be entitled to recover from the losing party all of its costs and expenses, including court costs and reasonable attorneys' fees.

                  (b) Governing Law. This Assignment shall be governed, construed and enforced in accordance with the laws of the State of California.

                  (c) Notice. Notice to either party shall be in writing, addressed to the party to be notified at the address specified herein, and either (a) personally delivered, (b) sent by an overnight courier service such as Airborne, Federal Express, or Purolator, (c) sent by first-class mail, registered or certified mail, postage prepaid, return receipt requested, or (d) sent by telecopier with written confirmation of receipt requested. Any such notice shall be deemed received: (a) on the date of receipt if personally delivered; (b) on the date of receipt as evidenced by the receipt provided by an overnight courier service, if sent by such courier; or (c) three (3) business days after deposit in the U.S. Mail, if sent by mail.

                                    Assignor's Address for Notice:
                                    Innovative Development Enterprises, Inc.
                                    Attn: Jeffrey C. Hamann
                                    100 Pioneer Ave
                                    El Cajon, CA 92020
                                    Tel: (619) 440-7424
                                    Fax: (619) 440-8914

                                    Assignee's  Address for Notice:

                                    Ashworth EDC, LLC.
                                    Attn: Peter Case
                                    2765 Loker Avenue West
                                    Carlsbad, CA 92008
                                    Tel: (760) 438-6610
                                    Fax: (760) 476-8440

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                                    With a copy to:

                                    Allen, Matkins, Leck, Gamble & Mallory LLP
                                    Attn: Ellen B. Spellman, Esq.
                                    501 West Broadway, Suite 900
                                    San Diego, California  92101
                                    Tel: (619) 235-1533
                                    Fax: (619) 233-1158

         Either party may change its address for notice by delivering written notice to the other party as provided herein.

         (d) Successors. This Assignment shall be binding on and inure to the benefit of the parties and their respective heirs, legal representatives, successors, and assigns.

         IN WITNESS WHEREOF, Assignor and Assignee have executed this Assignment and Assumption Agreement to be effective as of the Effective Date set forth above.

                                    ASSIGNEE:

                                    ASHWORTH EDC, LLC,
                                    a Delaware limited liability company

                                    By: /s/ Peter Case
                                       -----------------------------------------

                                    Title: VP Finance

                                    By:_________________________________________

                                    Title:______________________________________

                                    ORIGINAL BUYER:

                                    ASHWORTH, INC.,
                                    a Delaware corporation

                                    By: /s/ Peter Case
                                       -----------------------------------------

                                    Title: VP Finance

                                    By:_________________________________________

                                    Title:______________________________________

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                                    ASSIGNOR:
                                                                     I
                                    INNOVATIVE DEVELOPMENT ENTERPRISES,
                                    INC., a California corporation

                                    By: /s/ Jeffrey C. Hamann
                                       -----------------------------------------
                                        Jeffrey C. Hamann, President

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                                   EXHIBIT "A"

                                Legal Description

All that portion of Lot 18 of Ocean Ranch Phase-1B, in the City of Oceanside, County of San Diego, State of California, as per the Map thereof No. 14329, filed in the Office of the County Recorder of San Diego on December 28, 2001, lying easterly of the following described line:

Commencing at the most southerly corner of said Lot 18, said corner also being on the northwesterly right-of-way line of Ocean Ranch Boulevard, 84.00 feet wide, as shown on said map; thence along said right-of-way line North 60 degress 56'00 East 75.60 feet to a line parallel with and 75.60 feet northeasterly of the southwesterly line of said Lot 18 and the True Point of Beginning; thence along said parallel line North 29 degrees 04'00" West 739.98 feet to the northerly line of said Lot 18.

Said parcel is shown as Parcel 2 of a Certificate of Compliance recorded at the request of the City of Oceanside on March 12, 2003 as Instrument No. 2003-0280480 of Official Records.

The foregoing metes and bounds legal description is a separate legal lot and comprises the entirety of Lot 18 as it exists as of the date of this Policy.

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                                 EXHIBIT "A" TO
                       ASSIGNMENT AND ASSUMPTION AGREEMENT